EXHIBIT 10.1

AMENDMENT NO. 1

TO THE

OPEN BOOK CONTRACT

THIS AMENDMENT NO. 1 (the “Amendment”) to the Open Book Contract dated the 17th day of August, 2004 (the “Open Book Contract”) is made and entered into this 10th day of February, 2005, by and between THE DAYTON POWER AND LIGHT COMPANY, an Ohio corporation with an address of 1065 Woodman Drive, Dayton, Ohio 45432 (“DP&L”) and BLACK & VEATCH CORPORATION, a Delaware Corporation with an address of 11401 Lamar, Overland Park, Kansas 66211 (“B&V”).  DP&L and B&V may be sometimes referred to herein collectively as the “Parties” and individually as a “Party.”

NOW THEREFORE, in consideration of the premises and the mutual promises and agreements of the Parties herein expressed, the Parties, intending to be legally bound, hereby agree to the following changes to the Open Book Contract:

1.               CAPITAL COST.  Delete Exhibit C, and replace it with the attached Exhibit C dated 3 February 2005.

2.               CASH FLOW.  Delete Exhibit D, and replace it with the attached Exhibit D, sheets 1 to 4 dated 3 February 2005.

3.               CONSTRUCTION MANAGEMENT SERVICES.  The terms of the attached B&V letter dated December 15, 2004 (BV/DPL-083) are added to the Open Book Contract.

4.               ARTICLE III. PRICING PAYMENT AND INCENTIVE STRUCTURE

•                  The total Target Costs of the Project are $660,090,350 as itemized in Exhibit C.  A total Shared Incentive Fund value of $66,009,035 has been calculated at 10% of the Target Cost.  The total Shared Incentive Fund value has been assigned 50% to DP&L and 50% to B&V.  $2,777,674 has been deducted from the DP&L portion of the Shared Incentive Fund.  The resulting $33,004,518 represents the B&V portion of the Shared Incentive Fund and $30,231,361 represents the DP&L portion of the Shared Incentive Fund.  The combined Shared Incentive Fund value of $63,231,361 is entered into Exhibit C of the Open Book Contract.

•                  The B&V and DP&L portions of the Shared Incentive Fund shall be separately identified throughout the project.  The total Shared Incentive Fund shall not be split 30% for Procurement Incentive and 70% for Project Completion Incentive.  Project savings or cost overruns from both procurement and completion activities will be added to or deducted from the DP&L and B&V separate incentive funds in equal amounts (50% DP&L and 50% B&V).

•                  Upon completion of the major procurement awards, the procurement incentive payment to B&V shall be determined.  The 30% value of the B&V and DP&L Incentive Funds shall be calculated.  Based on mutual agreement of the remaining Project’s risks and the current Project economic profile B&V shall be paid one-half of the of the 30% value of the B&V Incentive Fund at this time as an equivalent partial payment of the procurement incentive.  One half of the 30% value of the DP&L Incentive Fund shall be designated as the DP&L Procurement Incentive.

•                  Should the Project incur costs greater than the Not-to-Exceed Price, DP&L shall replace the $2,777,674 in their share of the Incentive Funds before the provisions of Article III. C. are implemented.

5.               The Open Book Contract as modified by this Amendment No. 1 shall remain in full force and effect.

IN WITNESS WHEREOF, the Parties have executed this Amendment to the Open Book Contract as of the date indicated above.

THE DAYTON POWER AND LIGHT		BLACK & VEATCH CORPORATION
COMPANY

By:		By:
A. A. Farrell	Legal		Michael A. Perry
Manager - Central Engineering	Proc.		Senior Vice President
Director AQC Projects

W. Steven Wolff
President - Power Production

EXHIBIT C

DP&L WFGD RETROFIT

CAPITAL COST SUMMARY - Definitive Estimate

3-Feb-05

ITEM	STUART 1,2,3, & 4		STUART COMMON		STUART TOTAL

UNIT RATING, MW	610	2,440			2,440
	$	%	$	%	$	%
DIRECT COSTS
Civil/Structural Equipment & Material	$19,159,614	8.8%	$31,405,834	9.3%	$50,565,448	9.1%
Mechanical Equipment & Material	$48,786,793	22.4%	$23,227,665	6.9%	$72,014,458	13.0%
Electrical/Control Equip & Material	$15,024,486	6.9%	$15,424,174	4.6%	$30,448,660	5.5%
Construction Contracts	$88,136,751	40.5%	$163,991,703	48.6%	$252,128,454	45.4%
Stuart Baseline Stiffening	$46,200,959	21.2%	$0	0.0%	$46,200,959	8.3%
SUBTOTAL DIRECT COSTS	$217,308,603	99.8%	$234,049,376	69.4%	$451,357,979	81.3%

INDIRECT COSTS
Engineering/Proj Management	$0	0.0%	$22,658,839	6.7%	$22,658,839	4.1%
Construction Management	$0	0.0%	$16,375,051	4.9%	$16,375,051	3.0%
Site Services & Indirects	$459,999	0.2%	$6,510,001	1.9%	$6,970,000	1.3%
Chiyoda License Fee (Est.)	$0	0.0%	$7,175,000	2.1%	$7,175,000	1.3%
SUBTOTAL INDIRECT	$459,999	0.2%	$52,718,891	15.6%	$53,178,890	9.6%

TARGET PRICE	$217,768,602	100.0%	$286,768,267	85.0%	$504,536,869	90.9%
CONTINGENCY/SHARED INCENTIVE FUND	$0	0.0%	$50,453,687	15.0%	$50,453,687	9.1%

NOT-TO-EXCEED PRICE	$217,768,602	100.0%	$337,221,954	100.0%	$554,990,556	100.0%
$/KW					$227

ITEM	KILLEN 2		DP&L TOTAL

UNIT RATING, MW	635		3,075
	$	%	$	%
DIRECT COSTS
Civil/Structural Equipment & Material	$25,656,257	15.2%	$76,221,705	10.5%
Mechanical Equipment & Material	$18,536,996	11.0%	$90,551,454	12.5%
Electrical/Control Equip & Material	$7,975,687	4.7%	$38,424,347	5.3%
Construction Contracts	$83,683,315	49.7%	$335,811,769	46.4%
Stuart Baseline Stiffening	$0	0.0%	$46,200,959	6.4%
SUBTOTAL DIRECT COSTS	$135,852,255	80.7%	$587,210,234	81.2%

INDIRECT COSTS
Engineering/Proj Management	$7,360,641	4.4%	$30,019,480	4.2%
Construction Management	$6,487,506	3.9%	$22,862,557	3.2%
Site Services & Indirects	$2,803,079	1.7%	$9,773,079	1.4%
Chiyoda License Fee (Est.)	$3,050,000	1.8%	$10,225,000	1.4%
SUBTOTAL INDIRECT	$19,701,226	11.7%	$72,880,116	10.1%

TARGET PRICE	$155,553,481	92.4%	$660,090,350	91.3%
CONTINGENCY/SHARED INCENTIVE FUND	$12,777,674	7.6%	$63,231,361	8.7%

NOT-TO-EXCEED PRICE	$168,331,155	100.0%	$723,321,711	100.0%
$/KW	$265		$235

Exhibit D - Sheet 1

J. M. Stuat & Killen Scrubber Project

Estimated Cash Flow - Total Project

3-Feb-05

Date Payment is Due	Stuart Scrubber	Killen Scrubber	Stuart Balanced Draft	Quarterly Total	Cumulative Total
Jan-05	$7,415,000	$925,000	$954,000	$9,294,000	$9,294,000
Apr-05	$12,110,000	$1,090,000	$6,160,000	$19,360,000	$28,654,000
Jul-05	$15,882,000	$1,495,000	$2,249,223	$19,626,223	$48,280,223
Oct-05	$20,521,609	$2,927,791	$3,882,000	$27,331,400	$75,611,623
Jan-06	$28,636,998	$14,126,512	$788,512	$43,552,023	$119,163,646
Apr-06	$48,640,618	$23,053,797	$2,074,162	$73,768,576	$192,932,222
Jul-06	$113,753,760	$35,800,751	$9,477,768	$159,032,279	$351,964,502
Oct-06	$65,807,485	$30,663,905	$54,969	$96,526,360	$448,490,861
Jan-07	$60,644,831	$22,534,183	$10,768,030	$93,947,045	$542,437,906
Apr-07	$32,200,316	$16,601,000	$51,239	$48,852,556	$591,290,462
Jul-07	$38,121,451	$5,729,050	$6,438,946	$50,289,447	$641,579,909
Oct-07	$18,050,751	$13,384,165	$—	$31,434,916	$673,014,825
Jan-08	$12,798,186	$—	$—	$12,798,186	$685,813,011
Apr-08	$28,424,985	$—	$3,302,109	$31,727,094	$717,540,104
Jul-08	$5,128,271	$—	$—	$5,128,271	$722,668,375
Oct-08	$653,336	$—	$—	$653,336	$723,321,711
Jan-09	$—	$—	$—	$—	$723,321,711

Sub-Total	508,789,597	168,331,155	46,200,959	723,321,711